AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective January 5, 2005, between ALAMO GROUP INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent").

R E C I T A L S

A.        Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

B.         Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.         Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments to the Credit Agreement.

(a)        Section 1 of the Credit Agreement is hereby amended to delete the definitions of "Operating Cash Flow" and "Permitted Acquisition" in their entirety and replace such definitions with the following:

"Operating Cash Flow" means, for the Company and its Consolidated Subsidiaries, for any period, the sum of Net Income, less income or plus loss from discontinued operations and extraordinary items, less gains or plus losses from the sale of assets, plus income tax expense, plus interest expense, plus depreciation, depletion, amortization and other non-cash charges, plus Target Operating Cash Flow, each as determined in accordance with GAAP and each for the twelve (12) month period ended as of the date of determination.

"Permitted Acquisition" means an Acquisition by the Company or any Consolidated Subsidiary of the Company with respect to which each of the following conditions shall have been satisfied:

(a)        the consideration paid for any individual Acquisition shall be less than $20,000,000;

(b)        the consideration paid for all Acquisitions during the current fiscal year, in the aggregate, after giving effect to the Acquisition, shall not exceed $30,000,000;

A- 171263.3                                                                                  1                                                                                Amendment

(c)        the Company has provided to Administrative Agent and Lenders all information and documentation reasonably requested by Administrative Agent and Lenders regarding the Acquisition;

(d)        as of the closing of such Acquisition, after giving effect to such Acquisition, no Event of Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition;

(e)        not less than five (5) Business Days prior to the closing of any Acquisition, Administrative Agent shall have received a certificate in the form of Exhibit Q dated on or immediately prior to the date of the Acquisition, executed by the President or a Vice President of the Company (i) confirming that all representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Acquisition and the transactions contemplated thereby, and, for any Acquisition in which the total consideration is equal to or greater than $20,000,000, certifying pro forma financial statements of the Company and its Consolidated Subsidiaries demonstrating compliance with the covenant set forth in Section 8.16 including in such calculation the Target Operating Cash Flow (as if the business, assets or Person acquired had been acquired since the first (1st) day of the period for which such pro forma financial statements are delivered and had been managed and conducted in accordance with the Company's standard business practices) for the prior four (4) fiscal quarters of the Company and its Consolidated Subsidiaries.

(b)        Section 1 of the Credit Agreement is hereby amended to add the following definitions:

"Target" means any Person that has been or may be acquired pursuant to an Acquisition permitted hereunder.

"Target Operating Cash Flow" means, for any Target, (a) with respect to the proforma calculations required pursuant to (x) paragraph (e) of the definition of Permitted Acquisition and (y) Section 8.01(f), either (i) the actual Operating Cash Flow of the Target for the four (4) quarter period ended immediately prior to the date of such Acquisition or (ii) an amount agreed upon by Borrower and Required Lenders for the four (4) quarter period ended immediately prior to the date of such Acquisition and (b) with respect to the calculation of any financial covenant as reported by Borrower pursuant to the requirements of Section 8.01(d), either (i) the actual Operating Cash Flow for each Target for the portion of the twelve (12) month (or four (4) quarter) period ended on the date of determination that is prior to the date of the Acquisition of such Target or (ii) an amount agreed upon by Borrower and Required Lenders for the portion of the twelve (12) month (or four (4) quarter) period ended on the date of determination that is prior to the date of the Acquisition of such Target.

(c)        Section 8.01(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

A- 171263.3                                                                                  2                                                                                Amendment

(d)        Compliance Certificate.  Within forty-five (45) days after the end of each first three fiscal quarters of the Company, and concurrent with the delivery of the annual financial statements that must delivered pursuant to Section 8.01(b), a certificate executed by the President, Vice President - Controller, or Vice President - Administration of the Company, stating that a review of the activities of the Company and its Consolidated Subsidiaries during that fiscal quarter has been made under the officer's supervision and that the Company and its Consolidated Subsidiaries have performed each and every obligation and covenant contained herein and are not in default under any of the same or, if a default has occurred, specifying the nature and status thereof, and setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance, to the extent required, with Sections 8.14, 8.15, 8.16, and 8.18, (including calculations supporting Target Operating Cash Flow with respect to each Target)  in addition to the foregoing, and within 120 days after the close of each fiscal year of the Company, the President, Vice President - Controller, or Vice President   Administration of the Company shall certify to Administrative Agent in writing that there is no condition or event that would constitute a Potential Default or an Event of Default under any of the terms or provisions of this Agreement (insofar as any of those terms or provisions pertain to accounting or financial matters) and, if any such condition or event then exists, specifying the nature and period of existence thereof.  The compliance certificates described in this Section 8.01 shall be in substantially the form of the attached Exhibit J;

(d)        Section 8.01(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)         Permitted Acquisitions.  Not less than five (5) Business Days prior to the closing of any Acquisition, the Company shall deliver to Administrative Agent a certificate in the form of Exhibit Q dated on or immediately prior to the date of the Acquisition, executed by the President or a Vice President of the Company (i) confirming that all representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Acquisition and the transactions contemplated thereby, and, for any Acquisition in which the total consideration is equal to or greater than $20,000,000, certifying pro forma financial statements of the Company and its Consolidated Subsidiaries and demonstrating compliance with the covenant set forth in Section 8.16 including in such calculation the Target Operating Cash Flow (as if the business, assets or Person acquired had been acquired since the first (1st) day of the period for which such pro forma financial statements are delivered and had been managed and conducted in accordance with the Company's standard business practices) for the prior four (4) fiscal quarters of the Company and its Consolidated Subsidiaries.

(e)        Exhibit J of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit J attached hereto.

(f)         Exhibit Q of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit Q attached hereto.

2.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

A- 171263.3                                                                                  3                                                                                Amendment

3.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

4.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower and each Guarantor; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Potential Default or Event of Default exists.

5.         Conditions.  This Amendment shall not be effective unless and until:

(a)        Administrative Agent shall have received this Amendment executed by all of the parties hereto;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c)        after giving effect to this Amendment, no Potential Default or Event of Default exist.

6.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

A- 171263.3                                                                                  4                                                                                Amendment

7.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8.         Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

9.         Entireties.  The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten agreements between the parties.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

A- 171263.3                                                                                  5                                                                                Amendment

SIGNATURE PAGE TO AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,
a Delaware corporation

By:
            Robert H. George
            Vice President

Signature Page to Amendment

SIGNATURE PAGE TO AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
                                                                                    Suzanne Paul, Vice President

Signature Page to Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as a Lender

By:
                                                                                    Stevens E. Warrick, Senior Vice President

Signature Page to Amendment

SIGNATURE PAGE TO AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK, as a Lender

By:
            Mark V. Harris, Senior Vice President

Signature Page to Amendment

SIGNATURE PAGE TO AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, as a Lender

By:
                                                                                    Joseph N. Petet, Senior Vice President

Signature Page to Amendment

SIGNATURE PAGE TO AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

ALAMO CAPITAL INC.,	ALAMO GROUP (TX) L.P.,
a Nevada corporation	a Delaware limited partnership

By:	By: Alamo Group Holdings, LLC,
Robert H. George	a Delaware limited liability company,
Vice President - Administration	its General Partner

ALAMO GROUP (IA) INC.,	By:
a Nevada corporation	Robert H. George
Vice President - Administration
By:
Robert H. George	ALAMO GROUP (USA) INC.,
Vice President - Administration	a Delaware corporation

ALAMO GROUP (KS) INC.,	By:
a Kansas corporation	Robert H. George
Vice President - Administration
By:
Robert H. George	ALAMO GROUP HOLDINGS, L.L.C.,
Vice President - Administration	a Delaware limited liability company

ALAMO GROUP (SMC) INC.,	By:
a Nevada corporation	Robert H. George
Vice President - Administration
By:
Robert H. George
Vice President - Administration

Signature Page to Amendment

ALAMO SALES CORP.,	HERSCHEL‑ADAMS INC.,
a Delaware corporation	a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President - Administration

M&W GEAR COMPANY,	SCHULTE (USA) INC.,
a Delaware corporation	a Florida corporation

By:	By:
Robert H. George	Robert H. George
Vice President ‑ Administration	Vice President - Administration

SCHWARZE INDUSTRIES, INC.,
an Alabama corporation	TIGER CORPORATION,
By:	a Nevada corporation
Robert H. George	By:
Vice President - Administration
Robert H. George
Vice President ‑ Administration
ALAMO GROUP SERVICES, INC.,
a Delaware corporation
By:
Robert H. George
Vice President - Administration

Signature Page to Amendment

EXHIBIT "J"

COMPLIANCE CERTIFICATE

Date:

Bank of America, N.A.
300 Convent Street
Post Office Box 300
San Antonio, Texas  78291

Attn: Stevens E. Warrick, Senior Vice President

This Certificate is delivered to you pursuant to that certain Amended and Restated Revolving Credit Agreement (the "Loan Agreement"), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders and Alamo Group Inc. (the "Company") and the subsidiaries of the Company named therein as members of the "Obligated Group."  All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Lenders the following:

I.      COMPLIANCE:

A.    The representations and warranties stated in Article 6 of the Loan Agreement continue to be true, except:

[List any exceptions]

B.    The Company has performed and fulfilled all of its obligations stated in Article 8 of the Loan Agreement, except:

[List any exceptions]

C.    The Company and each other member of the Obligated Group has kept, observed, performed and fulfilled each and every covenant and condition stated in Article 9 of the Loan Agreement, except:

[List any exceptions]

D.    There are no Events of Default or Potential Default in existence as such term is defined in Article 10 of the Loan Agreement, except:

[List any exceptions]

E.     Neither the Company nor any Obligated Group member is involved in any material litigation, except:

[List any exceptions]

F.     The accompanying balance sheet and operating statement and supporting financial data have been prepared in accordance with GAAP and are true and correct, subject to normal year end audit and adjustments.

A-171263.2                                                                                     1                                                         EXHIBIT "J"

G.    The Company's computations of the following financial covenants of the Company contained in the Loan Agreement and as calculated on the attached Schedule A are as follows, and are correct:

(a)           Minimum Fixed Charge Coverage Ratio
                           (Section 8.14 - minimum of 1.25 to 1.0):                                                                 to

(b)           Minimum Consolidated Tangible Net Worth
                           (Section 8.15 - minimum of
                            $_____________, subject to annual
                            adjustment):                                                                                       $

(c)           Maximum Leverage Ratio
                           (Section 8.16 - maximum of
                           3.25 to 1.0:                                                                                                             to

(d)           Minimum Asset Coverage Ratio
                           (Section 8.18 - minimum of 3.00 to 1.0):                                                                  to

(e)           Maximum Capital Stock Repurchases
                           (Section 9.04 - maximum of $20,000,000
                           aggregate during the term of the Loan Agreement )                              $

(f)            Maximum Capital Expenditures
                            (Section 9.12 - maximum of $10,000,000
                            aggregate during any fiscal year )                                                        $

Very truly yours,

ALAMO GROUP INC.

By:

Printed Name:

Title:

A-171263.2                                                                                     2                                                         EXHIBIT "J"

SCHEDULE A TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Covenant	At End of Subject Period
1. Fixed Charge Coverage Ratio (Section 8.14)
(a) Operating Cash Flow (from Schedule B)	$
(b) Lease and rent expense (Company and Consolidated Subsidiaries)	$
(c) Maintenance Capital Expenditures (Company and Consolidated Subsidiaries)	$
(d) Cash Taxes (Company and Consolidated Subsidiaries)	$
(e) Dividends paid in cash (Company and Consolidated Subsidiaries)	$
(f) Line 1(a), plus Line 1(b), minus Line 1(c), minus Line 1(d), minus Line 1(e)		$
(g) Interest Expense (Company and Consolidated Subsidiaries)	$
(h) Principal Payments on Indebtedness for Borrowed Money (excluding the Obligation) (Company and Consolidated Subsidiaries)	$
(i) Lease and rent expense (Company and Consolidated Subsidiaries)	$
(j) Line 1(g), plus Line 1(h), plus Line 1(i)		$
(k) Fixed Charge Coverage Ratio - ratio of Line 1(f) to Line 1(j)		______ to ______
(l) Minimum Ratio (per §8.14)		1.25 to 1.00
2. Consolidated Tangible Net Worth (Section 8.15)
(a) Initial minimum Tangible Net Worth at Closing	$109,500,000
(b) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2005) times 50%	$

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(c) Net proceeds of Equity Issuances from Closing Date through the fiscal year ending December 31, 2005	$
(d) Additions for fiscal year ending December 31, 2005 (Line 2(b) plus Line 2(c))		$
(e) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2006) times 50%	$
(f) Net proceeds of Equity Issuances for fiscal year ending December 31, 2006	$
(g) Additions for fiscal year ending December 31, 2006 (Line 2(e) plus Line 2(f))		$
(h) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2007) times 50%	$
(i) Net proceeds of Equity Issuances for fiscal year ending December 31, 2007	$
(j) Additions for fiscal year ending December 31, 2007 (Line 2(h) plus Line 2(i))		$
(k) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2008) times 50%	$
(l) Net proceeds of Equity Issuances for fiscal year ending December 31, 2008	$
(m) Additions for fiscal year ending December 31, 2008 (Line 2(k) plus Line 2(l))		$
(n) Sum of Line 2(a), plus Line 2(d), plus 2(g), plus 2(j), plus 2(m)		$
(o) Total Shareholders Equity	$
(p) Accumulated Other Comprehensive Income	$
(q) Intangible Assets	$

A-171263.2                                                                                  4                                                            EXHIBIT "J"

(r) Actual Consolidated Tangible Net Worth (Line 2(o), minus or plus (as applicable) Line 2(p), minus Line 2(q) - Must be greater than Line 2(n)		$
3. Leverage Ratio (Section 8.16)
(a) Indebtedness for Borrowed Money	$
(b) Capital leases	$
(c) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(d) Consolidated Funded Debt - Line 3(a), plus Line 3(b), plus Line 3(c)		$
(e) Operating Cash Flow (from Schedule B)		$
(f) Leverage Ratio - ratio of Line 3(d) to Line 3(e)		______ to _____
(g) Maximum Ratio		3.25 to 1.00
4. Asset Coverage Ratio (Section 8.18)
(a) Cash Equivalent Investments	$
(b) Accounts Receivable	$
(c) Inventory	$
(d) Net PP&E	$
(e) Line 4(a), plus Line 4(b), plus Line 4(c), plus Line 4(d)		$
(f) Indebtedness for Borrowed Money	$
(g) Capital leases	$
(h) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(i) Consolidated Funded Debt - Line 4(f), plus Line 4(g), plus Line 4(h)		$
(j) Asset Coverage Ratio - ratio of Line 4(e) to Line 4(i)		______ to _____
(k) Minimum Ratio		3.00 to 1.00
5. Maximum Capital Expenditures (Section 9.12)
(a) Actual		$
(b) Maximum Amount		$10,000,000

A-171263.2                                                                                                   5                                              EXHIBIT "J"

6. Maximum Capital Stock Repurchases (Section 9.04)
(a) Actual	$
(b) Maximum Amount	$20,000,000

 A-171263.2                                                                                                   6                                              EXHIBIT "J"

SCHEDULE B TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Schedule B to Compliance Certificate

Current
		Prior Year	Prior Full	Year	Totals
	Operating Cash Flow	Interim	Fiscal Year	Interim	Columns
	(Company and Consolidated Subsidiaries plus sum of all Targets)	(1)	(2)	(3)	(2)+(3)-(1)

Company and Consolidated Subsidiaries
A.	Net Income					A.
B.	Income from discontinued operations or extraordinary items					B.
C.	Losses from discontinued operations or extraordinary items					C.
D.	Gains from sales of assets					D.
E.	Losses from sales of assets					E.
F.	Income tax expense					F.
G.	Interest expense					G.
H.	Depreciation, depletion, amortization and non-cash charges					H.

Operating Cash Flow-Company and Consolidated Subsidiaries
(Line A, minus Line B, plus Line C, minus Line D, plus Line E
I.	plus Line F, plus Line G, plus Line H)					I.

J.	Target Operating Cash Flow (sum of all Targets)					J.

K.	Operating Cash Flow (Line I plus Line J)					K.

A-171263.2                                                                                                   7                                              EXHIBIT "J"

SCHEDULE C TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Schedule C to Compliance Certificate

Target Operating Cash Flow
(separate calculation for each acquired Target)

	Target Name:	Actual last 12 month/	Amount agreed upon
	Acquisition Date:	last 4 quarter	among Borrower
		period immediately	and Required Lenders
	Actual Target Operating Cash Flow	preceding acquisition	(Line I)

A.	Net Income			A.
B.	Income from discontinued operations or extraordinary items			B.
C.	Losses from discontinued operations or extraordinary items			C.
D.	Gains from sales of assets			D.
E.	Losses from sales of assets			E.
F.	Income tax expense			F.
G.	Interest expense			G.
H.	Depreciation, depletion, amortization and non-cash charges			H.

Target historical operating cash flow (Line A, minus Line B, plus Line C,
I.	minus Line D, plus Line E, plus Line F, plus Line G, plus Line H)			I.

J.	Months per year	12	12	J.
K.	Number of Months Alamo Group has operated Target			K.
L.	Number of Months operated under previous ownership (Line J minus Line K)			L.
M	Historical target factor (Line L divided by Line J)			M

N.	Target Operating Cash Flow (Line I multiplied by Line M)			N.

A-171263.2                                                                                            8                                                          EXHIBIT "J"

EXHIBIT Q

Permitted Acquisition Certificate

Bank of America, N.A.
300 Convent Street
Post Office Box 300
San Antonio, Texas  78291

Attn: Stevens E. Warrick, Senior Vice President

This Certificate is delivered to you pursuant to (a) that certain Amended and Restated Revolving Credit Agreement (the "Loan Agreement"), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders, and Alamo Group Inc. (the "Company") and the subsidiaries of the Company named therein as members of the "Obligated Group", and (b) the proposed Acquisition of [the assets of] [the capital stock of] ____________, a _____________ by _________________.  All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Administrative Agent and Lenders the following:

1.          The consideration paid for the proposed Acquisition is $____________ (must be less than $20,000,000).

2.          The consideration paid for all Acquisitions during the current fiscal year is $____________ (must be less than $30,000,000).

3           After giving effect to the Acquisition:

(a)           All representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Acquisition and the transactions contemplated thereby.

(b)           No Event of Default or Potential Default shall exist or occur as a result of, and after giving effect to, the Acquisition.

(c)           If the total consideration for the Acquisition is equal to or greater than $20,000,000, the Company has attached as Schedule A, pro forma financial statements of the Company and its Consolidated Subsidiaries that demonstrate compliance with the covenant set forth in Section 8.16 of the Loan Agreement, including in such calculation Target Operating Cash Flow as set forth on Schedule B (as if the business, assets or Person acquired had been acquired since the first (1st) day of the period for which such pro forma financial statements are delivered and had been managed and conducted in accordance with the Company's standard business practices) for the prior four (4) fiscal quarters of the Company and its Consolidated Subsidiaries.

ALAMO GROUP INC.

By:

Name:

Title:

A-171263.2                                                                                        9                                                       EXHIBIT "Q"

SCHEDULE A to EXHIBIT Q TO PERMITTED Acquisition Certificate

See attached pro forma financials.

A-171263.2                                                                                        10                                                       EXHIBIT "Q"

SCHEDULE B to exhibit q to PERMITTED Acquisition Certificate

Target Operating Cash Flow to be used for
completion of Exhibit Q pursuant to section
8.01(f) of the Credit Agreement
(separate calculation for each Target)

	Target Name:	Actual last 12 month/	Amount agreed upon
		last 4 quarter	among Borrower
		period as of date	and Required Lenders
	Actual Target Operating Cash Flow	of Exhibit Q	(Line I)

A.	Net Income			A.
B.	Income from discontinued operations or extraordinary items			B.
C.	Losses from discontinued operations or extraordinary items			C.
D.	Gains from sales of assets			D.
E.	Losses from sales of assets			E.
F.	Income tax expense			F.
G.	Interest expense			G.
H.	Depreciation, depletion, amortization and non-cash charges			H.

Target Operating Cash Flow (Line A, minus Line B, plus Line C,
I.	minus Line D, plus Line E, plus Line F, plus Line G, plus Line H)			I.

A-171263.2                                                                                         11                                                        EXHIBIT "Q"